TOWER CASH RESERVE FUND

(A PORTFOLIO OF TOWER MUTUAL FUNDS)
CLASS B SHARES

The Class B Shares of Tower Cash Reserve Fund (the "Fund") offered by this prospectus represent interests in a portfolio of Tower Mutual Funds (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests in a diversified portfolio of high quality money market instruments maturing in one year or less. The fund's investment objective is current income consistent with stability of principal.

THE CLASS B SHARES OF THE FUND OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF HIBERNIA NATIONAL BANK OR ITS AFFILIATES, ARE NOT ENDORSED OR GUARANTEED BY HIBERNIA NATIONAL BANK OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

INVESTMENT IN THE SHARES OFFERED BY THIS PROSPECTUS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.


The Fund has also filed a Statement of Additional Information dated March 11, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement is incorporated by reference into this prospectus. You may request a copy of the Statement, free of charge, obtain other information, or make inquiries about the Fund by writing to the Fund or calling toll-free 1-800-999-0124. The Statement, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated March 11, 1998

TABLE OF CONTENTS
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SUMMARY OF FUND EXPENSES--
CLASS B SHARES                                                                 1
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GENERAL INFORMATION ABOUT THE FUND                                             2
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OBJECTIVE AND POLICIES OF THE FUND                                             2
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  Investing in Securities of Other
     Investment Companies                                                      4
  Repurchase Agreements                                                        5
  Restricted and Illiquid Securities                                           5
  U.S. Government Securities                                                   5
  When-Issued and Delayed
     Delivery Transactions                                                     6

TOWER MUTUAL FUNDS INFORMATION                                                 6
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  Management of Tower Mutual Funds                                             6
  Distribution of Fund Shares                                                  7
  Shareholder Servicing Agreements                                             8
  Fund Administration                                                          8
  Brokerage Transactions                                                       9
  Expenses of the Fund and
     Class B Shares                                                            9

NET ASSET VALUE                                                               10
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INVESTING IN THE FUNDS                                                        10
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  Share Purchases                                                             10
  Minimum Investment Required                                                 11
  What Shares Cost                                                            11
  Exchanging Securities for Fund Shares                                       13
  Confirmations and Account Statements                                        13
  Dividends                                                                   13
  Capital Gains                                                               13

EXCHANGE PRIVILEGE                                                            14
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REDEEMING SHARES                                                              15
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  Systematic Withdrawal Program                                               16
  Accounts with Low Balances                                                  16

SHAREHOLDER INFORMATION                                                       17
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  Voting Rights                                                               17

EFFECT OF BANKING LAWS                                                        17
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TAX INFORMATION                                                               18
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  Federal Income Tax                                                          18
  Other State and Local Taxes                                                 18

PERFORMANCE INFORMATION                                                       18
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OTHER CLASSES OF SHARES                                                       19
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ADDRESSES                                                                     20
------------------------------------------------------

SUMMARY OF FUND EXPENSES--CLASS B SHARES
--------------------------------------------------------------------------------

                        SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Charge Imposed on Purchases (as a percentage of
offering price)...................................................   None
Maximum Sales Charge Imposed on Reinvested Dividends (as a
  percentage of offering price)...................................   None
Contingent Deferred Sales Charge (as a percentage of original
  purchase price or redemption proceeds, as applicable) (1).......   5.50%
Redemption Fee (as a percentage of amount redeemed, if
  applicable).....................................................   None
Exchange Fee......................................................   None

ANNUAL FUND OPERATING EXPENSES
(As a percentage of average net assets)
Management Fee....................................................   0.40%
12b-1 Fee.........................................................   0.75%
Total Other Expenses..............................................   0.52%
  Shareholder Services Fee..................................  0.25%
    Total Annual Fund Operating Expenses..........................   1.67%



(1) The contingent deferred sales charge is 5.50% in the first year, declining to 1.00% in the sixth year and then 0.00% thereafter. (See "What Shares Cost--Contingent Deferred Sales Charge.") No contingent deferred sales charge will be imposed on: (a) the portion of redemption proceeds attributable to increases in the value of the account due to increases in the net asset value per share, (b) shares acquired through reinvestment of dividends and capital gains, (c) shares held for more than six years after the end of the calendar month of acquisition, (d) accounts following the death or disability of a shareholder, (e) minimum required distributions to a shareholder over the age of 70 1/2 from an IRA or other retirement plan, or (f) involuntary redemptions by the Fund of shares in shareholder accounts that do not comply with the minimum balance requirements.

Expenses in this table are estimated based on expenses expected during the the fiscal year ending August 31, 1998. Actual expenses may be more or less than the amount shown.

    THE PURPOSE OF THIS TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER OF THE FUND WILL BEAR, EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE VARIOUS COSTS AND EXPENSES, SEE "INVESTING IN THE FUND," "TOWER MUTUAL FUNDS INFORMATION" AND THE STATEMENT OF ADDITIONAL INFORMATION. Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

    LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

                          EXAMPLE                             1 year   3 years
                          -------                             ------   -------
You would pay the following expenses on a $1,000 investment
assuming (1) 5% annual return and (2) redemption at the end
of each time period.........................................   $74       $97
You would pay the following expenses on the same investment,
  assuming no redemptions...................................   $17       $53

    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS EXAMPLE IS BASED ON ESTIMATED DATA FOR THE FUND'S FISCAL YEAR ENDING AUGUST 31, 1998.

GENERAL INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated April 8, 1988. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. The Fund currently offers two classes of shares, Class A Shares and Class B Shares. This prospectus relates only to Class B Shares of the Fund. Class B Shares of the Fund are designed for customers of Hibernia Investment Securities, Inc. ("HISI") primarily as a convenient means of exchanging Class B Shares of Tower Capital Appreciation Fund ("Capital Appreciation Fund") for shares of a money market portfolio.

For information on how to purchase shares of the Fund, please refer to "Investing in the Fund." A minimum initial investment of $1,000 is required for the Fund; unless the investment is in a retirement plan, in which case the minimum initial investment is $250. See "Minimum Investment Required." Shares of the Fund are sold at net asset value without a sales charge, but, in most cases, are subject to a contingent deferred sales charge of up to 5.50% if redeemed within 6 full years following the date of purchase. Information concerning the contingent deferred sales charges may be found under "What Shares Cost." Information on redeeming shares may be found under "Redeeming Shares." Additionally, information regarding the exchange privilege offered with respect to the Class B Shares of Capital Appreciation Fund may be found under "Exchange Privilege." Hibernia National Bank is the investment adviser and custodian to the Fund and receives compensation for these services.

OBJECTIVE AND POLICIES OF THE FUND
--------------------------------------------------------------------------------

The investment objective of the Fund is current income consistent with stability of principal. The investment objective of the Fund cannot be changed without the approval of holders of a majority of the Fund's shares. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

The Fund pursues its investment objective by investing in a portfolio of money market instruments maturing in one year or less. As a matter of fundamental policy, the average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 120 days or less. As a matter of operating policy, which may be changed without shareholder approval, the Fund will limit the average maturity of its portfolio to 90 days or less, in order to meet regulatory requirements. Unless indicated otherwise, the investment policies of the Fund may be changed by the Board of Trustees ("Trustees") without approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS. The Fund invests in high quality money market instruments that are either rated in the highest short-term rating category by one or more nationally recognized statistical rating organizations ("NRSROs") or of comparable quality to securities having such ratings.

Examples of acceptable investments include, but are not limited to:

     -domestic issues of corporate debt obligations, including variable rate demand notes; - commercial paper (including Canadian Commercial Paper and Europaper);

     -certificates of deposit, demand and time deposits, bankers' acceptances and other instruments of domestic and foreign banks and other deposit institutions ("Bank Instruments");

     - short-term credit facilities, such as demand notes;

     - asset-backed securities;

     - obligations issued or guaranteed as to payment of principal and interest by the U.S. government or one of its agencies or instrumentalities; and

     - other money market instruments.

The Fund invests only in instruments denominated and payable in U.S. dollars.

In addition, the Fund may invest or engage in the following instruments and transactions. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment a later increase or decrease in percentage resulting from any change in value of the Fund's net assets will not result in a violation of any of the above restrictions.

VARIABLE RATE DEMAND NOTES. Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest adjustment or the date on which the Fund may next tender the security for repurchase.

BANK INSTRUMENTS. The Fund only invests in Bank Instruments either issued by an institution having capital, surplus and undivided profits over $100 million or insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"). Bank Instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs"), and Eurodollar Time Deposits ("ETDs"). The Fund will treat securities credit enhanced with a bank's letter of credit as Bank Instruments.

SHORT-TERM CREDIT FACILITIES. Demand notes are short-term borrowing arrangements between a corporation and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment. The Fund may also enter into, or acquire participations in, short-term revolving credit facilities with corporate borrowers. Demand notes and other short-term credit arrangements usually provide for floating or variable rates of interest.

ASSET-BACKED SECURITIES. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may take the form of beneficial interest in a special purpose trust, limited partnership interests or commercial paper or other debt securities issued by a special purpose corporation. Although the securities often have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collections of the loans and receivables held by the issuer.

CREDIT ENHANCEMENT. Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit or insurance. Any bankruptcy, receivership, default or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES. The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

CONCENTRATION OF INVESTMENTS. Generally, in excess of 50% of the total assets of the Fund will be invested in commercial paper and variable rate demand notes. Commercial paper issued by finance companies will comprise more than 25% of the Fund's total assets, unless the Fund is in a temporary defensive position as a result of economic conditions. These policies may not be changed without shareholder approval. Concentration of the Fund's portfolio in such obligations may entail additional risks which are not encountered by funds with more diversified portfolios.

BORROWING MONEY. The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets. The Fund may each pledge up to 15%, of the value of it assets to secure such borrowings. This policy cannot be changed without the approval of holders of a majority of the Fund's shares.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of other open-end investment companies that are money market funds having a similar investment objective and policies. The Fund, however, will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general, unless permitted to do so by order of the SEC.

The Fund will purchase securities of investment companies only in open-market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, or acquisition of assets.

It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of another investment company would be subject to such duplicate expenses. The Fund will invest in other investment companies primarily for the purposes of investing its short-term cash on a temporary basis.

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers and other recognized financial institutions sell U.S. government securities or certificates of deposit or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. The Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily.

To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's investment adviser to be creditworthy pursuant to guidelines established by the Trustees.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest up to 10% of its total assets in restricted securities. Certain restricted securities which the Trustees deem to be liquid will be excluded from this limitation. The restriction is not applicable to commercial paper issued under Section 4(2) of the Securities Act of 1933. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law.

The Fund will limit investments in illiquid securities (including, as applicable, certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, repurchase agreements providing for settlement in more than seven days after notice, and over-the-counter options) to 10% of its net assets.

U.S. GOVERNMENT SECURITIES

The types of U.S. government securities in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities and obligations of the

Farmers Home Administration, are backed by the full faith and credit of the U.S. Treasury. Obligations of the Farmers Home Administration are also backed by the issuer's right to borrow from the U.S. Treasury. Obligations of Federal Home Loan Banks and the Farmers Home Administration are backed by the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities. Obligations of Federal Home Loan Banks, Farmers Home Administration, Farm Credit System, including the National Bank for Cooperatives and Banks for Cooperatives, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation, National Credit Union Administration, and Student Loan Marketing Association are backed by the credit of the agency or instrumentality issuing the obligations.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. The Fund will limit the securities purchased on a when-issued and delayed delivery basis to short-term U.S. government obligations. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies, not for investment leverage. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more/less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell their purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

As a matter of operating policy, which may be changed without shareholder approval, the Fund will limit its purchase of securities on a when-issued or delayed delivery basis to no more than 20% of the value of its total assets.

TOWER MUTUAL FUNDS INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT OF TOWER MUTUAL FUNDS

BOARD OF TRUSTEES. Tower Mutual Funds is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all of the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER. Pursuant to an investment advisory contract with Tower Mutual Funds, investment decisions for the Fund are made by Hibernia National Bank, the Fund's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the assets of the Fund.

     ADVISORY FEES. The Adviser receives an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser may modify or terminate this voluntary waiver of its advisory fee or reimbursement of expenses at any time with respect to a Fund at its sole discretion.

     ADVISER'S BACKGROUND. Hibernia National Bank, a national bank organized in 1890, is a wholly owned subsidiary of Hibernia Corporation ("Hibernia"). Hibernia National Bank has acted as investment adviser to the Trust since its inception in 1988. Through its subsidiaries and affiliates, Hibernia offers a full range of financial services to the public, including commercial lending, depository services, cash management, retail banking, mortgage banking, discount brokerage, investment counseling, international banking, and trust services.

     Hibernia National Bank has been ranked by the American Banker newspaper as the 67th largest U.S. Bank according to December 31, 1996, total deposits. The 1996 Money Market Directory of Pension Funds ranked Hibernia National Bank among the top 28% of the largest of nearly 200 bank and trust company managers of tax-exempt funds in the United States. As of March 31, 1997, the Trust Group had $4.70 billion under administration of which it had investment discretion over $1.7 billion. The Trust Group has managed pools of commingled funds since 1966; as of May 31, 1997, the Trust Group managed two such investment pools, as well as the six Tower Mutual Funds.

     As part of their regular banking operations, Hibernia National Bank may make loans to public companies. Thus, it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of Hibernia National Bank. The lending relationship will not be a factor in the selection of securities.

DISTRIBUTION OF FUND SHARES

Federated Securities Corp. is the principal distributor for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

DISTRIBUTION PLAN. Pursuant to the provisions of a distribution plan of Tower Mutual Funds, the distributor may select brokers and dealers to provide distribution and administrative services. The distributor may also select administrators (including depository institutions such as commercial banks and savings associations) to provide administrative services. Fees paid by the distributor for these services with respect to Class B Shares of the Fund will be reimbursed by the Fund up to 0.75% of the average daily net assets of Class B Shares of the Fund.

These services may include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records, processing purchase and redemption transactions, and performing other services. Brokers, dealers, and administrators will receive fees based upon shares owned by their clients or customers. The formula for calculating the fees will be determined from time to time by the Trustees. The fees are calculated as a percentage of the average net asset value of shares added to shareholder accounts and held in the accounts during the period for which the brokers, dealers, and administrators provide services. Although fees paid by the Fund or class relate directly to the net asset value of the shares of the Fund or class, it is possible that fees paid by the Fund or class may be used to provide similar services for other of the Trust's funds. In addition, the Fund or class may reimburse the distributor for writing, printing and distributing prospectuses, statements of additional information, and sales literature. Payments made to the distributor under the distribution plan will be limited to reimbursement of actual expenses.

With respect to Class B Shares of the Fund, the distributor may sell, assign or pledge its right to receive 12b-1 fees and contingent deferred sales charges to finance payments made to brokers in connection with the sale of Class B Shares. Actual distribution expenses for Class B Shares at any given time may exceed the Rule 12b-1 fees and payments received pursuant to contingent deferred sales charges. These unrecovered amounts, plus interest thereon, will be carried forward and paid from future 12b-1 fees and payments received through contingent deferred sales charges. If a distribution plan were terminated or not continued, the Fund would not be contractually obligated to pay for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

The Glass-Steagall Act limits the ability of a depository institution (such as a commercial bank or a savings association) to become an underwriter or distributor of securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the capacities described above or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the services.

SHAREHOLDER SERVICING ARRANGEMENTS

Federated Services Company, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors is shareholder servicing agent (the "Shareholder Servicing Agent") for Class B Shares of the Fund. The Fund may pay the Shareholder Servicing Agent a fee based on the average daily net asset value of Class B Shares for which it provides shareholder services. These shareholder services include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of Class B Shares. This fee will be computed at an annual rate equal to 0.25% of Class B Shares' average daily net assets; however, the Shareholder Servicing Agent may choose voluntarily to waive all or a portion of its fee at any time or pay all or some of its fees to financial institutions or other financial service providers.

FUND ADMINISTRATION

ADMINISTRATIVE SERVICES. Federated Administrative Services ("FAS"), Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, provides the Funds with certain administrative personnel and services necessary to operate the Fund, such as legal and accounting services. FAS provides these at an annual rate as specified below:

     MAXIMUM                   AVERAGE AGGREGATE DAILY
ADMINISTRATIVE FEE             NET ASSETS OF THE TRUST
------------------       -----------------------------------
      .150%                   on the first $250 million
      .125%                   on the next $250 million
      .100%                   on the next $250 million
      .075%              on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $50,000 per Fund. FAS may voluntarily choose to waive a portion of its fee.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Funds and other funds distributed by Federated Securities Corp. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

EXPENSES OF THE FUND AND CLASS B SHARES

Holders of Class B Shares of the Fund pay their allocable portion of Trust and Fund expenses.

The Trust expenses for which holders of Class B Shares pay their allocable portion include, but are not limited to the cost of: organizing the Trust and continuing its existence; registering the Trust; Trustees' fees; auditors' fees; meetings of Trustees; legal fees of the Trust; association membership dues and such non-recurring and extraordinary items as may arise.

Fund expenses for which holders of Class B Shares of the Fund pay their allocable portion based on average daily net assets include, but are not limited to: registering the Fund and shares of the Fund; investment advisory services; taxes and commissions; custodian fees; insurance premiums; auditors' fees; and such non- recurring and extraordinary items as may arise.

At present, the only expenses allocated to Class B Shares are expenses under the Distribution Plan and the Shareholder Servicing Arrangements. The Trustees reserve the right to allocate certain expenses to holders of Shares as they deem appropriate ("Class Expenses"). In any case, Class Expenses would be limited to: transfer agent fees as identified by the transfer agent as attributable to holders of Class B Shares; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; registration fees paid to the SEC; expenses related to administrative personnel and services as required to support holders of Class B Shares; legal fees relating solely to Class B Shares; and Trustees fees incurred as a result of issues relating solely to Class B Shares.

NET ASSET VALUE
--------------------------------------------------------------------------------

The Fund attempts to stabilize the net asset value of its shares at $1.00 by valuing its portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting total liabilities from total assets and dividing the remainder by the number of shares outstanding. Of course, the Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

On Monday through Friday, the Fund calculates net asset value at 11:00 a.m. (Central Standard Time) and 3:00 p.m. (Central Standard Time), except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; and (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

INVESTING IN THE FUND
--------------------------------------------------------------------------------

SHARE PURCHASES

Shares of the Fund are sold on days on which the New York Stock Exchange is open for business. Class B Shares of the Fund may be purchased through HISI or through brokers or dealers that have a sales agreement with the distributor. In connection with the sale of shares of the Fund, the distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request.

THROUGH HISI. Investors may purchase shares through HISI, at 1-800-999-0426. Orders purchased through HISI are considered received when the Fund is notified of the purchase order. Purchase orders must be received by HISI before 11:00 a.m. (Central Standard Time) and must be transmitted by HISI to the Fund before 11:00 a.m. (Central Standard Time) in order for shares to be purchased at that day's public offering price. It is the responsibility of HISI to transmit orders promptly.

Payment for shares of the Fund may be made either by check or federal funds. Payment by check must be included with the order. Orders are considered received after payment by check is converted into federal funds. When payment is made with federal funds, the order is considered received immediately. Payment by federal funds must be received before 11:00 a.m. (Central Standard Time) on the same day as the order to earn dividends for that day. Federal funds should be wired as follows: Hibernia National Bank, New Orleans, Louisiana; for Credit to: include name of Fund ("Class B Shares"), Title or name of account; and Wire Order Number. Shares cannot be purchased by wire on holidays when wire transfers are restricted.

THROUGH AUTHORIZED BROKER/DEALERS. An investor may place an order through authorized brokers and dealers to purchase Class B Shares of the Fund. Shares will be purchased at the public offering price next determined after the Fund receives the purchase request from HISI, which forwards the request to the transfer agent. Purchase requests through registered broker/dealers must be received by HISI and transmitted to the Fund before 11:00 a.m. (Central Standard
Time) in order for shares to be purchased at that day's public offering price.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in the Fund, by an investor is $1,000, except if the investment is in a retirement plan, then the minimum initial investment is $250. Subsequent investments must be in amounts of at least $100. The Fund may choose to waive the minimum investment requirement for Hibernia National Bank or its affiliates and for directors and employees of Hibernia National Bank.

WHAT SHARES COST

Shares of the Fund are sold at its net asset value next determined after an order is received.

CONTINGENT DEFERRED SALES CHARGE

Class B Shares of the Fund are sold without an initial sales charge, but are subject to a contingent deferred sales charge of up to 5.50% if redeemed within six full years following the purchase date. Class B Shares also bear a Rule 12b-1 fee and shareholder servicing fee. Class B Shares will automatically convert into Class A Shares, based on relative net asset value, on or around the fifteenth of the month, eight full years after the purchase date. Class B Shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but, until conversion, will have a higher expense ratio and pay lower dividends than Class A Shares due to a higher Rule 12b-1 fee and shareholder services fee.

Class B Shares redeemed within six years of their purchase will be subject to a contingent deferred sales charge. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption according to the following schedule:

                                        CONTINGENT DEFERRED
YEAR OF REDEMPTION AFTER PURCHASE          SALES CHARGE
---------------------------------       -------------------
First............................              5.50%
Second...........................              4.50%
Third............................              4.00%
Fourth...........................              3.00%
Fifth............................              2.00%
Sixth............................              1.00%
Seventh and thereafter...........              0.00%

Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order: (1) shares acquired through the reinvestment of dividends and long-term capital gains; (2) shares held for more than six full years from the date of purchase; and (3) shares held for fewer than seven years on a first-in, first-out basis.

No contingent deferred sales charge will be imposed on: (1) the portion of redemption proceeds attributable to increases in the value of the account due to increases in the net asset value per Share, (2) Shares acquired through reinvestment of dividends and capital gains, (3) Shares held for more than six years after the end of the calendar month of acquisition, (4) accounts following the death or

disability of a shareholder, (5) minimum required distributions to a shareholder over the age of 70 1/2 from an IRA or other retirement plan, or (6) involuntary redemptions by the Fund of shares in shareholder accounts that do not comply with the minimum balance requirements.

A contingent deferred sales charge is not assessed in connection with an exchange of Class B Shares for other Tower Funds of the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the exchanged-for shares are redeemed is calculated as if the shareholder had held the shares from the date the shareholder acquired the exchanged-from shares.

CONVERSION FEATURE. Class B Shares include all Class B Shares which have been outstanding for less than the period ending eight years after the end of the month in which the shareholder's order to purchase Class B Shares was accepted. At the end of this eight year period, Class B Shares will automatically convert to Class A Shares of the Fund, in which case the Shares will be subject to a lower Rule 12b-1 distribution fee which is assessed on Class A Shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge, fee or other charge. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution-related expenses.

For purposes of conversion to Class A Shares, Class B Shares purchased through the reinvestment of dividends and distributions paid on Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares.

SALES CHARGE REALLOWANCE. For sales of Class B Shares of the Fund, HISI and any authorized dealer will normally receive up to 100% of the contingent deferred sales charge. A portion of this charge may be advanced to the dealer at the time of purchase. Any portion of the contingent deferred sales charge which is not paid to HISI, or a dealer will be retained by the distributor. However, the distributor, in its sole discretion, may uniformly offer to pay to Hibernia National Bank, HISI or a dealer selling shares of the Fund, all or a portion of the sales charge or contingent deferred sales charge it normally retains. If accepted by Hibernia National Bank, HISI or a dealer, such additional payments will be predicated upon the amount of shares sold. Such payments may take the form of cash or promotional incentives, such as payment of certain expenses of qualified employees and their spouses to attend informational meetings about the Fund or other special events at recreational facilities, or items of material value. In some instances, these incentives will be made available only to dealers whose employees have sold or may sell significant amounts of shares.

OTHER PAYMENTS TO FINANCIAL INSTITUTIONS. The distributor, HISI, Hibernia National Bank, or their affiliates may also offer to pay a fee from their own assets to financial institutions as financial assistance for providing substantial marketing and sales support. The support may include initiating customer accounts, providing sales literature, or participating in sales, educational and training seminars (including those held at recreational facilities). Such assistance will be predicated upon the amount of shares the financial institution sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by Hibernia National Bank or its affiliates.

EXCHANGING SECURITIES FOR FUND SHARES

The Fund may accept securities in exchange for Fund shares. The Fund will allow such exchanges only upon the prior approval of the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable.

Any securities exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged in an initial investment, plus any cash, must be at least $25,000.

Shares purchased by exchange of securities cannot be redeemed by telephone for five business days to allow time for the transfer to settle.

Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued. One share of the Fund will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.

CONFIRMATIONS AND ACCOUNT STATEMENTS

As transfer agent for the Fund, Federated Services Company, through its subsidiary Federated Shareholder Services Company, maintains a share account for each shareholder of record. Share certificates are not issued unless requested by contacting Hibernia National Bank or HISI in writing. The Trust reserves the right to discontinue the issuance of share certificates at its discretion.

Shareholders will receive detailed confirmations of transactions (except for systematic program transactions). In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid.

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund or HISI. Share purchase orders received by the Fund or HISI before 11:00 a.m. (Central Standard Time) earn dividends that day.

CAPITAL GAINS

Capital gains realized by the Fund, if any, will be distributed at least once every 12 months.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

Shareholders of any of the portfolios in the Trust are shareholders of Tower Mutual Funds. Shareholders of Class B Shares may only exchange between portfolios of the Trust which offer Class B Shares. Presently, the only portfolios in the Trust which offer Class B Shares are Tower Capital Appreciation Fund and the Fund. Shareholders of Class B Shares of the Fund may exchange shares for Class B Shares of Tower Capital Appreciation Fund through a telephone exchange program.

EXCHANGING SHARES. Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged shares. To the extent that a shareholder exchanges shares for Class B Shares of other Tower Funds, the time for which the exchanged-for shares are to be held will be added to the time for which exchanged-from shares were held for purposes of satisfying the applicable holding period.

Written exchange instructions may require a signature guarantee. Exercise of this privilege is treated as a sale for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized.

The exchange privilege may be terminated at any time. Prior to such termination, shareholders will be notified of the termination of the exchange privilege at least 60 days before the date of termination. A shareholder may obtain further information on the exchange privilege by calling HISI.

EXCHANGE-BY-TELEPHONE. Instructions for exchanges between the Funds may be given by telephone to HISI at 1-800-999-0426 or to the distributor. Shares may be exchanged by telephone only between fund accounts having identical shareholder registrations. Exchange instructions given by telephone may be electronically recorded.

Any shares held in certificate form cannot be exchanged by telephone but must be forwarded to the transfer agent by Hibernia National Bank and deposited to the shareholder's mutual fund account before being exchanged.

Telephone exchange instructions must be received before 3:00 p.m. (Central Standard Time) for shares to be exchanged the same day. Shareholders may have difficulty in making exchanges by telephone through banks, brokers, and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his bank, broker, or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail. If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

WRITTEN EXCHANGE. A shareholder wishing to make an exchange by written request may do so by sending a mail request to HISI, 313 Carondelet, New Orleans, Louisiana 70130. In addition, an investor may exchange shares by sending a written request to his or her authorized broker directly.

REDEEMING SHARES
--------------------------------------------------------------------------------

The Fund redeems shares at their net asset value, less any applicable sales charge, next determined after the Fund receives the redemption request. Redemptions may be made on days on which the Fund computes its net asset value. Telephone or written requests for redemption must be received in proper form and can be made through HISI or an authorized broker/dealer, or directed to the Fund.

BY TELEPHONE. A shareholder may redeem shares of the Fund by calling HISI to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from HISI. Redemption instructions given by telephone may be electronically recorded.

Redemption requests must be transmitted to the Fund before 11:00 a.m. (Central Standard Time) in order for shares to be redeemed at that day's net asset value. HISI or the broker/dealer is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. Registered broker/dealers may charge customary fees and commissions for this service. For calls received before 10:00 a.m. (Central Standard Time), proceeds will normally be wired the same day to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve Wire System or a check will be sent to the address of record.

For calls received after 10:00 a.m. (Central Standard Time), proceeds will normally be wired the following business day. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. In no event will proceeds be wired more than five days after a proper request for redemption has been received.

A daily dividend will be paid on shares of the Fund redeemed if the redemption request is received after 10:00 a.m. (Central Standard Time). However, the proceeds are normally not wired until the following business day. Redemption requests received before 10:00 a.m. (Central Standard Time) will normally be paid the same day but will not be entitled to that day's dividend. If at any time, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.

An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from HISI or the distributor.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "By Mail," should be considered. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

BY MAIL. Shareholders may redeem shares of the Fund by sending a written request to HISI. The written request should include the shareholder's name, the Fund name and Class designation, if applicable, the account number, and the share or dollar amount requested. If share certificates have been issued, they must be properly endorsed and should be sent by registered or certified mail with the written request to HISI. Shareholders should call HISI for assistance in redeeming by mail.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:

     - a trust company or commercial bank whose deposits are insured by BIF, which is administered by the FDIC;

     - a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchange;

     - a savings bank or savings association whose deposits are insured by SAIF, which is administered by the FDIC; or

     -any other "eligible guarantor institution," as defined in the Securities
      Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

The Trust and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Trust may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Trust and its transfer agent reserve the right to amend these standards at any time without notice.

Normally, a check for the proceeds is mailed to the shareholder within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, shares of the Fund are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Fund shares, and the fluctuation of the net asset value of Fund shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in a Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000, other than retirement accounts subject to required minimum distributions. A shareholder may apply for participation in this program through HISI. A contingent deferred sales charge may be imposed on Class B Shares of the Fund.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum of $1,000 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $1,000 because of changes in the net asset value of the Fund. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of the portfolios in Tower Mutual Funds have equal voting rights, except that in matters affecting only a particular Fund or class, only shareholders of that portfolio or class are entitled to vote. As a Massachusetts business trust, Tower Mutual Funds is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or a Fund's operation and for the election of Trustees under certain circumstances. As of January 26, 1998, Bost & Co., for the benefit of Hibernia National Bank, may for certain purposes be deemed to control the Fund because they are owner of record of certain shares of the Fund.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.

EFFECT OF BANKING LAWS
--------------------------------------------------------------------------------

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such banking laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of such a customer.

Some entities providing services to the Fund are subject to such banking laws and regulations. They believe, based on the advice of their counsel, that they may perform those services for the Fund contemplated by any agreement entered into with the Fund without violating those laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent these entities from continuing to perform all or a part of the above services. If this happens, the Trustees would consider alternative means of continuing available services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Fund will pay no federal income tax because the Fund expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Fund will not be combined for tax purposes with those realized by any of the other Funds in the Trust.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares.

OTHER STATE AND LOCAL TAXES

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time the Fund may advertise its total return, yield and effective yield.

Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield for the Fund is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. Yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The effective yield is calculated similarly to the yield, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Total return, yield and effective yield will be calculated separately for Class A Shares and Class B Shares. Expense differences between Class A Shares and Class B Shares may affect the performance of each class.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

OTHER CLASSES OF SHARES
--------------------------------------------------------------------------------

The Fund also offers another class of shares, Class A Shares. Class A Shares are sold at net asset value and is subject to an initial investment of $1,000 unless the investment is in a retirement plan, in which case the minimum initial investment is $250.

Class A and B Shares are subject to certain of the same expenses.

Class A Shares of the Fund are distributed with a 12b-1 Plan fee of 0.25%, and Class B Shares are distributed with a 12b-1 Plan fee of 0.75% and are subject to a shareholder servicing fee of 0.25%. Class A Shares are not subject to a shareholder servicing fee.

Expense differences between classes may affect the performance of each class of shares.

To obtain more information and a prospectus for Class A Shares, investors may call 1-800-999-0124.

ADDRESSES
--------------------------------------------------------------------------------


Tower Cash Reserve Fund                                                   5800 Corporate Drive
                                                                          Pittsburgh, Pennsylvania 15237-7010
--------------------------------------------------------------------------------------------------------------------

Distributor
                    Federated Securities Corp.                            Federated Investors Tower
                                                                          1001 Liberty Avenue
                                                                          Pittsburgh, Pennsylvania 15222-3779
--------------------------------------------------------------------------------------------------------------------

Investment Adviser
                    Hibernia National Bank                                Attention: Tower Mutual Funds
                                                                          P.O. Box 61540
                                                                          New Orleans, Louisiana 70161
--------------------------------------------------------------------------------------------------------------------

Custodian
                    Hibernia National Bank                                Attention: Tower Mutual Funds
                                                                          P.O. Box 61540
                                                                          New Orleans, Louisiana 70161
--------------------------------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent
                    Federated Shareholder Services Company                Federated Investors Tower
                                                                          1001 Liberty Avenue
                                                                          Pittsburgh, Pennsylvania 15222-3779
--------------------------------------------------------------------------------------------------------------------

Independent Auditors
                    Ernst & Young LLP                                     One Oxford Centre
                                                                          Pittsburgh, Pennsylvania 15219
--------------------------------------------------------------------------------------------------------------------



G00858-03





                             TOWER CASH RESERVE FUND
                       (A PORTFOLIO OF TOWER MUTUAL FUNDS)
                                 CLASS B SHARES

                       STATEMENT OF ADDITIONAL INFORMATION





    This Statement of Additional Information should be read with the prospectus of Tower Cash Reserve Fund (the "Fund"), a portfolio of Tower Mutual Funds (the "Trust") dated March 11, 1998. This Statement is not a prospectus. You may request a copy of a prospectus, free of charge by calling
    1-800-999-0124.

    5800 Corporate Drive
    Pittsburgh, Pennsylvania 15237-7010

                         Statement dated March 11, 1998

        SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF HIBERNIA NATIONAL BANK OR ITS AFFILIATES, ARE NOT ENDORSED OR GUARANTEED BY HIBERNIA NATIONAL BANK OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY.

        INVESTMENT IN THE SHARES OF THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

        THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.
[GRAPHIC OMITTED]

     Cusip
     G00858-04 (3/98)

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE FUND     1

INVESTMENT OBJECTIVE AND POLICIES OF
     THE FUND                          1
  When-Issued and Delayed Delivery
     Transactions                      1
  Reverse Repurchase Agreements        1
  Ratings                              3
  Credit Enhancement                   3

INVESTMENT LIMITATIONS                 3
  Regulatory Compliance                4

TOWER MUTUAL FUNDS MANAGEMENT          5
  Officers and Trustees                5
  Fund Ownership                       6
  Trustees Compensation                6
  Trustee Liability                    6

INVESTMENT ADVISORY SERVICE            7
  Adviser to the Trust                 7
  Advisory Fees                        7

BROKERAGE TRANSACTIONS                 7

OTHER SERVICES                         8
  Trust Administration                 8
  Transfer Agent, Dividend Disbursing
     Agent, and Portfolio
          Accounting Services          8
  Custodian                            8
  Independent Auditors                 8

PURCHASING SHARES                      8
  Distribution Plan                    8
  Shareholder Services (Class B Shares)8
  Conversion To Federal Funds          9



DETERMINING NET ASSET VALUE            9
  Use of the Amortized Cost Method     9
  Monitoring Procedures                9
  Investment Restrictions              9

EXCHANGE PRIVILEGE                    10
  Requirements for Exchange           10
  Making an Exchange                  10

REDEEMING SHARES                      10
  Redemption in Kind                  10
  Massachusetts Partnership Law       11

TAX STATUS                            11
  The Funds' Tax Status               11
  Shareholders' Tax Status            11
  Capital Gains                       11

TOTAL RETURN                          11

YIELD                                 11

EFFECTIVE YIELD                       12

PERFORMANCE INFORMATION               12
  Economic and Market Information     13

FINANCIAL STATEMENTS                  13

GENERAL INFORMATION ABOUT THE FUND

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated April 8, 1988. As of the date of this Statement, the Trust consists of six separate portfolios of securities (the "Funds") which are as follows: Tower Capital Appreciation Fund ("Capital Appreciation Fund"), Tower Louisiana Municipal Income Fund ("Louisiana Municipal Income Fund"), Tower Total Return Bond Fund ("Total Return Bond Fund"), Tower U.S. Government Income Fund ("U.S. Government Income Fund"), Tower Cash Reserve Fund ("Cash Reserve Fund"), and Tower U.S. Treasury Money Market Fund ("U.S. Treasury Money Market Fund").

Capital Appreciation Fund and Cash Reserve Fund currently offer two classes of shares, which are designated as Class A Shares and Class B Shares. This Statement relates only to Class B Shares of Cash Reserve Fund.

INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

The Prospectus discusses the objective of the Fund and the policies it employs to achieve its objective. The following discussion supplements the description of the Fund's investment policies in the Prospectus.

The Fund's investment objective cannot be changed without approval of shareholders. The investment policies described below may be changed by the Board of Trustees (the "Trustees") without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled.

REVERSE REPURCHASE AGREEMENTS

The Fund may invest in reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

    RESTRICTED SECURITIES

      The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law.

      The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The Fund believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

      o  the frequency of trades and quotes for the security;

      o the number of dealers willing to purchase or sell the security and the number of potential buyers;

      o  dealer undertakings to make a market in the security; and

      o  the nature of the security and the nature of the marketplace trades.

      The Fund may invest in commercial paper issued in reliance on an exemption from registration afforded by Section 4(2) of the Securities Act of 1933.
      Section 4(2) paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors, like the Fund, through or with the assistance of the issuer or investment dealers who make a market in
      Section 4(2), thus providing liquidity.

    ZERO-COUPON SECURITIES

      The Fund may invest in Zero-Coupon Securities. Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other funds and other mutual funds investing in securities making current distributions of interest and having similar maturities.

      Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer of holder thereof), in trust on behalf of the owners thereof.

      In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificated or other evidence of ownership of the underlying U.S. Treasury securities.

      When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

RATINGS

A nationally recognized statistical rating organization's ("NRSROs") highest rating category is determined without regard for sub-categories and gradations. For example, securities rated A-1 or A-1+ by S&P, Prime-1 by Moody's, or F-1 (+ or -) by Fitch Investors Service ("Fitch") are all considered to be rated in the highest short-term rating category. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in the highest short-term rating category; currently, such securities must be rated by two NRSROs in their highest rating category. See "Regulatory Compliance."

CREDIT ENHANCEMENT

The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit-enhancement (the "credit enhancer"), rather than the issuer. However, the credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer. The Fund may have more than 25% of its total assets invested in securities credit enhanced by banks.

INVESTMENT LIMITATIONS

    DIVERSIFICATION OF INVESTMENTS

      The Fund will not purchase securities issued by any one issuer having a value of more than 5% of the value of its total assets except cash or cash items, repurchase agreements, and U.S. government obligations.

       (For purposes of the foregoing limitation, the Fund considers instruments issued by a U.S. branch of a domestic bank having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items.")

    CONCENTRATION OF INVESTMENTS

      The Fund will not invest more than 25% of the value of its total assets in any one industry except commercial paper of finance companies. However, investing in bank instruments (such as time and demand deposits and certificates of deposit), U.S. government obligations or instruments secured by these money market instruments, such as repurchase agreements, shall not be considered investments in any one industry.

    ACQUIRING SECURITIES

      The Fund will not acquire the voting securities of any issuer. It will not invest in securities issued by any other investment company. It will not invest in securities of a company for the purpose of exercising control or management.

    INVESTING IN COMMODITIES

      The Fund will not invest in commodities or commodity contracts.

    ISSUING SENIOR SECURITIES AND BORROWING

      The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolios securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Fund will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements. If a percentage limit is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value of net assets will not result in a violation of such restriction.

    PLEDGING ASSETS

      The Fund will not mortgage, pledge, or hypothecate securities, except to secure permissible borrowings. In those cases, the Fund may pledge assets having a value of 15% of its assets taken at cost.

    SELLING SHORT AND BUYING ON MARGIN

      The Fund will not sell any money market instruments short or purchase any money market instruments on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of money market instruments.

    UNDERWRITING

      The Fund will not engage in underwriting of securities issued by others.

    INVESTING IN REAL ESTATE

      The Fund will not invest in real estate, except that it may purchase money market instruments issued by companies that invest in real estate or sponsor such interests.

    LENDING CASH OR SECURITIES

      The Fund will not lend any of its assets, except that it may purchase or hold money market instruments, including repurchase agreements and variable amount demand master notes, permitted by its investment objective and policies.

Except as noted, the above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Except as noted, shareholders will be notified before any material change in these limitations becomes effective.

    PURCHASING SECURITIES TO EXERCISE CONTROL

      The Fund will not purchase securities of a company for the purpose of exercising control or management.

    INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

      The Fund will limit their investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of its total assets in any investment company, or invest no more than 10% of its total assets in investment companies in general, unless permitted to do so by order of the SEC. The Fund will purchase securities of investment companies only in open-market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, or acquisition of assets. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of another investment company would be subject to such duplicate expenses. The Fund will invest in other investment companies primarily for the purposes of investing its short-term cash on a temporary basis. The investment adviser will waive its investment advisory fee on assets invested in securities of open-end investment companies.

The Fund did not borrow money or engage in when-issued and delayed delivery transactions in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming year.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment a later increase or decrease in percentage resulting from any change in value of the Fund's net assets will not result in a violation of any of the above restrictions.

REGULATORY COMPLIANCE

The Fund may follow non-fundamental operational policies that are more restrictive than their fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. For example, with limited exceptions, Rule 2a-7 prohibits the investment of more than 5% of the Fund's total assets in the securities of any one issuer, although the Fund's investment limitations only requires such 5% diversification with respect to 75% of its assets. The Fund will invest more than 5% of its assets in any one issuer only under circumstances permitted by Rule 2a-7. The Funds will also determine the effective maturity of their investments, as well as their ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. Except as otherwise noted, the Fund may change these operational policies to reflect changes in the laws and regulations without the approval of their shareholders.

TOWER MUTUAL FUNDS MANAGEMENT

OFFICERS AND TRUSTEES

Officers and Trustees are listed with their addresses, principal occupations, and present positions, including any affiliation with Hibernia National Bank, Hibernia Corporation, Federated Investors, Federated Securities Corp., and Federated
Administrative Services.

Edward C. Gonzales*+

Federated Investors Tower

Pittsburgh, PA

Birthdate:  October 22, 1930

President, Trustee and Treasurer

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

Robert L. diBenedetto, M.D.

781 Colonial Drive

Baton Rouge, LA

Birthdate:  April 14, 1928

Trustee

Gynecologist; President/CEO, Louisiana Medical Mutual Insurance Company; Chairman of Board of Directors and Medical Director, LAMMICOPractice Management, L.L.C.; Medical Director Emeritus, Women's Hospital.

James A. Gayle, Sr.

613 Turtle Creek Drive

Shreveport, LA

Birthdate:  September 27, 1923

Trustee

Vice President of Government Affairs and Community Development and Director, Shreveport Chamber of Commerce; Director, Louisiana Forestry Association; Director, Anthony Forest Products Company, Inc.; Retired from International Paper Company in August 1985.

J. Gordon Reische +

20 Dogwood Drive

Covington, LA

Birthdate: September 11, 1931

Trustee

Retired Managing Partner, New Orleans office, KPMG - Peat Marwick.

Jeffrey W. Sterling

Federated Investors Tower

Pittsburgh, PA

Birthdate:  February 5, 1947

Vice President and Assistant Treasurer

Vice President and Director, Private Label Management, Federated Administrative Services.

Peter J. Germain

Federated Investors Tower

Pittsburgh, PA

Birthdate:  September 3, 1959

Secretary

Senior Vice President and Managing Director, Mutual Services Division, Federated Services Company; formerly, Senior Corporate Counsel, Federated Investors.

* This Trustee is deemed to be an "interested person" of the Fund or Tower Mutual Funds as defined in the Investment Company Act of 1940.

+ Members of Tower Mutual Funds' Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.

FUND OWNERSHIP

Officers and Trustees of the Trust own less than 1% of the Fund's outstanding shares.

The following list indicates the beneficial ownership of shareholders who are the beneficial owners of more than 5% of the outstanding shares of the Fund as of January 26, 1998: Bost & Co., for the benefit of Hibernia National Bank, Pittsburgh, PA, was the owner of record of 115,215,339shares (72.93%); and Hibernia National Bank, New Orleans, LA, was the owner of record of 11,339,617 shares (7.18%).

TRUSTEES COMPENSATION

                           AGGREGATE
NAME ,                     COMPENSATION
POSITION WITH              FROM
TRUST                      THE TRUST*+

Edward C. Gonzales         $0
President, Treasurer and Trustee

Robert L. di Benedetto,    $12,000
Trustee

James A. Gayle, Sr.,       $12,000
Trustee

J. Gordon Reische,         $12,000
Trustee

*Information is furnished for the fiscal year ended August 31, 1997. The Trust is the only investment company in the complex.

+The aggregate compensation is provided for the Trust which is comprised of 6 portfolios.

TRUSTEE LIABILITY

The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICE

ADVISER TO THE TRUST

The Trust's investment adviser is Hibernia National Bank (the "Adviser").
It provides investment advisory services through its Trust Division. Hibernia National Bank is a wholly-owned subsidiary of Hibernia Corporation.

The Adviser shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Because of the internal controls maintained by Hibernia National Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Hibernia National Bank's or its affiliates' lending relationships with an issuer.

ADVISORY FEES

For its advisory services, Hibernia National Bank receives an annual investment advisory fee as described in the prospectus. The following shows the investment advisory fees incurred by the Fund and the amounts of those fees that were voluntarily waived by the Adviser:

Fund Name           Year Ended  Amount     Year Ended Amount  Year Ended Amount
                    Aug 31, 1997           Waived-1997Aug 31, 1996  Waived-1996
Aug 31, 1995        Waived-1995

Cash Reserve Fund   $682,458    $0         $778,592   $0          $814,726   $0

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Funds or to the Adviser and may include; advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers may be used by the Adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

Although investment decisions for the Fund are made independently from those of other accounts managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In some cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

TRUST ADMINISTRATION

Federated Administrative Services, which is a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee described in the prospectus. The following shows all fees earned by Federated Administrative Services and the amounts of those fees that were voluntarily waived:

Fund Name           Year Ended  Amount     Year Ended Amount  Year Ended Amount
                    Aug 31, 1997           Waived-1997Aug 31, 1996 Waived-1996
Aug 31, 1995        Waived-1995

Cash Reserve Fund   $213,586    $0         $250,721   $0          $265,774   $0

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND PORTFOLIO ACCOUNTING SERVICES

Federated Shareholder Services Company, Pittsburgh, Pennsylvania, a subsidiary of Federated Services Company, is transfer agent for the shares of the Fund and dividend disbursing agent for the Fund. It also provides certain accounting and recordkeeping services with respect to the Fund's portfolio of investments.

Federated Shareholder Services Company receives a fee based on the size, type, and number of accounts and transactions made by shareholders. Federated Shareholder Services Company also maintains the Fund's accounting records. The fee is based on the level of the Fund's average net assets for the period plus out-of-pocket expenses.

CUSTODIAN

For its services as custodian, Hibernia National Bank, New Orleans, Louisiana, may receive an annual fee, payable monthly based on a percentage of the Fund's average aggregate daily net assets, plus out-of-pocket expenses.

INDEPENDENT AUDITORS

The independent auditors for the Fund are Ernst & Young LLP, Pittsburgh, Pennsylvania.

PURCHASING SHARES

Class B Shares of the Fund are sold at net asset value without a sales charge and are subject to a contingent deferred sales charge if redeemed within six full years of purchase. Shares of the Fund are sold on days the New York Stock Exchange is open for business. The procedure for purchasing shares is explained in the prospectus under "Investing in the Fund."

DISTRIBUTION PLAN

Tower Mutual Funds has adopted a Plan pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940. The Plan permits the payment of fees to brokers for distribution and administrative services and to administrators for administrative services. The Plan is designed to (i) stimulate brokers to provide distribution and administrative support services to shareholders and
(ii) stimulate administrators to render administrative support services to shareholders. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals. By adopting the Plan, the Trustees expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in seeking to achieve their investment objectives. By identifying potential investors whose needs are served by the Fund's objective, and properly servicing these accounts, the Fund may be able to curb sharp fluctuations in rates of redemptions and sales. Other benefits may include: (1) an efficient and effective administrative system; (2) a more efficient use of shareholder assets by having them rapidly invested with a minimum of delay and administrative detail; and (3) an efficient and reliable shareholder records system and prompt responses to shareholder requests and inquiries concerning their accounts.

For the fiscal year ended August 31, 1997, payment in the amount of $426,536 for Class A Shares of the Fund was made pursuant to the distribution plan for the Fund, all of which was paid to financial institutions.

SHAREHOLDER SERVICES (CLASS B SHARES ONLY)

The Shareholder Services Agreement permits the payment of fees to Federated Shareholder Services to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities may include, but are not limited to: marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses. Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

CONVERSION TO FEDERAL FUNDS

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Hibernia National Bank or its affiliates act as the shareholder's agent in depositing checks and converting them to federal funds.

DETERMINING NET ASSET VALUE

The Fund attempts to stabilize the value of a share at $1.00. The days on which the net asset value is calculated by the Fund are described in the prospectus.

USE OF THE AMORTIZED COST METHOD

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value.

The Fund's use of the amortized cost method of calling portfolio instruments depends on its compliance with Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective.

Under the Rule, the Fund is permitted to purchase instruments which are subject to demand features or standby commitments. As defined by the Rule, a demand feature entitles the Fund to receive the principal amount of the instrument from the issuer or a third party on (1) no more than 30 days' notice or (2) at specified intervals not exceeding 397 days on no more than 30 days' notice. A standby commitment entitles the Fund to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.

The Fund acquires instruments subject to demand features and standby commitments to enhance the instrument's liquidity. The Fund treats demand features and standby commitments as a part of the underlying instruments, because the Fund does not acquire then for speculative purposes and cannot transfer them separately from the underlying instruments. Therefore, although the Rule defines demand features and standby commitments as "puts," the Fund does not consider them to be separate investments for the purposes of its investment policies.

MONITORING PROCEDURES

      The Trustees' procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than .5% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

INVESTMENT RESTRICTIONS

      The Rule requires that the Fund limit its investments to instruments that, in the opinion of the Trustees, present minimal credit risks and have received the requisite rating from one or more nationally recognized statistical rating organizations. The Rule also requires the Fund to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable net asset value of $1.00 per share. In addition, no instruments with a remaining maturity of more than 397 days can be purchased by the Fund.

      Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible. Shares of investment companies purchased by the Fund will meet the same criteria and will have investment policies consistent with Rule 2a-7.

      The Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by normal unrealized appreciation or depreciation of the portfolio.

      In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

      In periods of rising interest rates, the indicated daily yield on shares of the Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

EXCHANGE PRIVILEGE

REQUIREMENTS FOR EXCHANGE

Shareholders using the exchange privilege must exchange shares having a net asset value of at least $1,000. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made. Class B Shares of Capital Appreciation Fund and the Fund are eligible for exchange into only those funds.

This privilege is available to shareholders residing in any state in which the fund shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and the proceeds invested in shares of the other fund.

Further information on the exchange privilege and prospectuses may be obtained by calling the Fund at the number on the cover of this Statement.

MAKING AN EXCHANGE

Instructions for exchanges may be given in writing. Written instructions may require a signature guarantee. Shares may also be exchanged by telephone, but only between fund accounts that have identical shareholder registrations.

REDEEMING SHARES
The Fund redeems shares at the next computed net asset value after the Fund receives the redemption request. Shareholder redemptions for Class B Shares of the Fund may be subject to a contingent deferred sales charge. Redemption procedures are explained in the combined prospectus under "Redeeming Shares." Although the Fund does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.

REDEMPTION IN KIND

The Fund is obligated to redeem shares solely in cash up to $250,000, or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period.

Any redemption beyond this amount will also be in cash unless the Trustees determine that payments should be in kind. In such a case, the Trust will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as net asset value is determined. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur transaction costs.

Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for obligations of the Trust, Tower Mutual Funds is required to use its property to protect or to compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust cannot meet its obligations to indemnify shareholders and to pay judgments against them from its assets.

TAX STATUS

THE FUNDS' TAX STATUS

The Fund will pay no federal income tax because its expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

     o derive at least 90% of its gross income from dividends, interest, and gain from the sale of securities;

     o    invest in securities within certain statutory limits; and

     o distribute to its shareholders at least 90% of its net income earned during the year.

SHAREHOLDERS' TAX STATUS

Shareholders are subject to federal income tax on dividends and capital gains reviewed as cash or additional shares. No portion of any income dividend paid by the Fund is eligible for the dividends received deduction available to corporations. These dividends, and any short-term capital gains, are taxable as ordinary income.

CAPITAL GAINS

Capital gains experienced by the Fund could result in an increase in dividends. Capital losses could result in a decrease in dividends. If, for some extraordinary reason, the Fund realized net long-term capital gains, it will distribute them at least once every 12 months.

TOTAL RETURN

Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the maximum offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.

The Fund's average annual total returns for Class A Shares for the one-year and five-year periods ended August 31, 1997 and for the period from October 14, 1988 (date of initial public investment) to August 31, 1997 were 4.70%, 3.93% and 5.25%, respectively.

The Fund did not offer Class B Shares until February 1998.

YIELD

The Fund calculates yield based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7.

The Fund's yield for the seven-day period ended August 31, 1997 was 4.74%.

The Fund did not offer Class B Shares until February 1998.

EFFECTIVE YIELD

The effective yield is calculated by compounding the unannualized base period return by: adding 1 to the base period return; raising the sum to the 365/7th power; and subtracting 1 fromt he result.

For the seven-day period ended August 31, 1997, the effective yield for the Fund was 4.85%.

The Fund did not offer Class B Shares until February 1998.

PERFORMANCE INFORMATION

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates and market value of portfolio securities; changes in expenses; and the relative amount of cash flow.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

      o LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the "money market instruments funds" category in advertising and sales literature.

      OBANK RATE MONITOR NATIONAL INDEX, Miami Beach, Florida, is a financial reporting service which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. The rates published in the index are averages of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution, and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution.

      ODOW JONES INDUSTRIAL AVERAGE ("DJIA") represents share prices of selected blue-chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole.

      OSTANDARDS & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industry, transportation, and financial and public utility companies, compares total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestment of all dividends paid by stock listed on the index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the Standard & Poor's figures.

      oLEHMAN BROTHERS GOVERNMENT/CORPORATE TOTAL INDEX is compromised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-months, twelve months, and ten-year periods and year-to-date.

      OSALOMON BROTHERS AAA-AA CORPORATE INDEX calculates total returns of approximately 775 issues which include long-term, high grade domestic corporate taxable bonds, rated AAA-AA with maturities of twelve years or more and companies in industry, public utilities, and finance.

      OMERRILL LYNCH CORPORATE & GOVERNMENT MASTER INDEX is an unmanaged index comprised of approximately 4,821 issues which include corporate debt obligations rated BBB or better and publicly issued, non-convertible domestic debt of the U.S. government or any agency thereof. These quality parameters are based on composite of rating assigned by Standard and Poor's Ratings Group and Moody's Investors Service, Inc. Only notes and bonds with a minimum maturity of one year are included.

      OMERRILL LYNCH CORPORATE MASTER INDEX is an unmanaged index comprised of approximately 4,356 corporate debt obligations rated BBB or better. These quality parameters are based on composites of ratings assigned by Standard and Poor's Ratings Group and Moody's Investors Service, Inc. Only bonds with a minimum maturity of one year are included.

      OSALOMON BROTHERS BROAD INVESTMENT-GRADE ("BIG") BOND INDEX is designed to provide the investment-grade bond manager with an all-inclusive universe of institutionally traded U.S. Treasury, agency, mortgage and corporate securities which can be used as a benchmark. The BIG Index is market capitalization-weighted and includes all fixed rate bonds with a maturity of one year or longer and a minimum of $50-million amount outstanding at entry ($200 million for mortgage coupons) and remain in the index until their amount falls below $25 million.

      OMORNINGSTAR, INC., an independent rating service , is the publisher of the bi-weekly MUTUAL FUNDS VALUES. MUTUAL FUNDS VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Trust's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Trust can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Trust may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by the Trust's portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrust over $4.4 trillion to the more than 6,700 funds available.

FINANCIAL STATEMENTS
The financial statements for the fiscal year ended August 31, 1997, are incorporated herein by reference to the Fund's Combined Annual Report dated August 31, 1997 . A copy of the Annual Report may be obtained without charge by contacting the Fund at the address located on the back cover of the prospectus or by calling the Fund toll-free 1-800-999-0124.